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                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1996 appearing on page F-1 of Opta Food Ingredients, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
Boston, Massachusetts
July 30, 1996